Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

AMENDMENT NO. 3 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of June 24, 2016 (this “Amendment”), to the Senior Secured Debtor-in-Possession Credit Agreement, dated as of April 26, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among SunEdison, Inc., a Delaware corporation and a debtor and debtor-in-possession (“Borrower”), each lender from time to time party thereto and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement (and provide certain waivers) as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Unless expressly provided otherwise, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein”, “hereby” and each other similar reference to the Credit Agreement, and each reference to the Credit Agreement in any Loan Document shall, after this Amendment becomes effective, refer to the Credit Agreement as amended and modified by this Amendment. This Amendment shall constitute a Loan Document.

SECTION 2. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Third Amendment” means that certain Amendment No. 3 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means June 24, 2016.

(b) Section 6.19(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) On or before June 28, 2016, the Required Lenders shall have approved either (x) the comprehensive business plan delivered in accordance with Section 4 of the First Amendment (or a modified version thereof agreed to among the Borrower and the Required Lenders) or (y) the alternate controlled liquidation budget delivered in accordance with Section 4 of the First

Amendment (or a modified version thereof agreed to among the Borrower and the Required Lenders), and upon approval thereof, the related corresponding 13-week forecast delivered in accordance with Section 4 of the First Amendment (or a modified version thereof agreed to among the Borrower and the Required Lenders) shall become, with the consent of the Required Lenders, the “Budget” then in effect until a replacement or modified Budget goes into effect in accordance with Section 6.01(e).”

SECTION 3. Other Agreements. The parties hereto agree that, notwithstanding anything to the contrary in the Loan Documents:

(a) Withdrawal from Borrower DIP Facilities Blocked Account. On the Third Amendment Effective Date, the Borrower shall be permitted to withdraw from the Borrower DIP Facilities Blocked Account an aggregate amount equal to $20,000,000, which amount shall be for use in accordance with the Budget then in effect (subject to Permitted Budget Variances) or for Specified Disbursements; provided that no additional funds may be withdrawn from the Borrower DIP Facilities Blocked Account during the period beginning on the Third Amendment Effective Date and ending on (but including) June 29, 2016. In connection with such withdrawal, the Borrower shall have delivered a DIP Facilities Blocked Account Withdrawal Notice to the Administrative Agent pursuant to Section 5(b) of this Amendment.

(b) Certain Collateral and Guaranty Requirements. After giving effect to the Third Amendment Effective Date, the failure to satisfy any of the covenants set forth in (i) items 2 and 3 of Schedule 6.17 to the Credit Agreement, (ii) Section 6.17(b)(vi) of the Credit Agreement or (iii) Section 6.27(ii) of the Credit Agreement (such covenants and agreements, collectively, the “Specified Covenants”) shall not constitute a Default or an Event of Default; provided that, notwithstanding anything to the contrary in this Section 3(b), the failure to satisfy any Specified Covenant by June 29, 2016 shall, in each case, constitute an immediate Event of Default.

SECTION 4. Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders, as of the Third Amendment Effective Date, that:

(a) No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b) Representations and Warranties True and Correct. Immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) with the same effect as if made on the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects as of such earlier date)).

(c) Power, Authorization; Enforceable Obligations. Subject to the terms of the Final Financing Order, (i) Borrower has the power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment, (ii) Borrower has taken all necessary organizational action to authorize the execution, delivery and performance by the Borrower of this Amendment, (iii) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Third Amendment Effective Date will be, duly obtained or made and that are, or on the Third Amendment Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by Borrower of this Amendment, (iv) the Amendment has been duly executed and delivered on behalf of Borrower, and (v) this Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights, and (y) equitable principles (regardless of whether enforcement is sought in equity or at law).

SECTION 5. Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when the Administrative Agent shall have received (a) a signed counterpart of this Amendment from the Borrower (on behalf of itself and each Loan Party) and the Required Lenders and (b) a DIP Facilities Blocked Account Withdrawal Notice requesting a withdrawal from the Borrower DIP Facilities Blocked Account in an aggregate amount not in excess of $20,000,000 (it being understood that such DIP Facilities Blocked Account Withdrawal Notice shall supersede and replace the DIP Facilities Blocked Account Withdrawal Notices previously delivered to the Administrative Agent on June 17, 2016, June 20, 2016 and June 21, 2016, which previously delivered DIP Facilities Blocked Account Withdrawal Notices are hereby deemed revoked by the Borrower).

SECTION 6. No Waiver; Continuing Effect. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Administrative Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section of this Amendment applies equally to this entire Amendment.

SECTION 10. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement as amended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUNEDISON, INC., as the Borrower

By:	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Vice-President; Capital Markets and Corporate Finance

[Signature Page to Amendment No. 3 to DIP Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Benjamin Souh
	Name:	Benjamin Souh
	Title:	Vice President

[Signature Pages of Lenders on file with the Borrower and the Administrative Agent]

[Signature Page to Amendment No. 3 to DIP Credit Agreement]